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                            AMENDED AND RESTATED
                        REGISTRATION RIGHTS AGREEMENT


                                    among


                    SUPERIOR NATIONAL INSURANCE GROUP, INC.,

                           INSURANCE PARTNERS, L.P.,

               INSURANCE PARTNERS OFFSHORE (BERMUDA), L.P., and

                 CAPITAL Z FINANCIAL SERVICES FUND II, L.P.,




                           ------------------------

                           Dated: December 10, 1998

                           ------------------------






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
                              TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----
1.   Definitions . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    2

2.   General; Securities Subject to this Agreement . . . . . . . . . . . .    5
     (a)  Grant of Rights  . . . . . . . . . . . . . . . . . . . . . . . .    5
     (b)  Registrable Securities . . . . . . . . . . . . . . . . . . . . .    5
     (c)  Holders of Registrable Securities  . . . . . . . . . . . . . . .    6

3.   Demand Registration . . . . . . . . . . . . . . . . . . . . . . . . .    6
     (a)  Request for Demand Registration  . . . . . . . . . . . . . . . .    6
     (b)  Limitation on Demand Registrations . . . . . . . . . . . . . . .    7
     (c)  Effective Demand Registration  . . . . . . . . . . . . . . . . .    7
     (d)  Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . .    7
     (e)  Underwriting Procedures  . . . . . . . . . . . . . . . . . . . .    8
     (f)  Selection of Underwriters  . . . . . . . . . . . . . . . . . . .    8

4.   Incidental or "Piggy-Back" Registration . . . . . . . . . . . . . . .    8
     (a)  Request for Incidental Registration  . . . . . . . . . . . . . .    8
     (b)  Reduction in Registrable Securities to be Registered . . . . . .    9
     (c)  Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . .   10

5.   Holdback Agreements . . . . . . . . . . . . . . . . . . . . . . . . .   10
     (a)  Restrictions on Public Sale by Designated Holders  . . . . . . .   10
     (b)  Restrictions on Public Sale by the Company . . . . . . . . . . .   11

6.   Registration Procedures . . . . . . . . . . . . . . . . . . . . . . .   11
     (a)  Obligations of the Company . . . . . . . . . . . . . . . . . . .   11
     (b)  Seller Information . . . . . . . . . . . . . . . . . . . . . . .   13
     (c)  Preparation; Reasonable Investigation  . . . . . . . . . . . . .   14
     (d)  Notice to Discontinue  . . . . . . . . . . . . . . . . . . . . .   14

7.   Indemnification; Contribution . . . . . . . . . . . . . . . . . . . .   14
     (a)  Indemnification by the Company . . . . . . . . . . . . . . . . .   14
     (b)  Indemnification by Designated Holders  . . . . . . . . . . . . .   15
     (c)  Conduct of Indemnification Proceedings . . . . . . . . . . . . .   16
     (d)  Other Indemnification  . . . . . . . . . . . . . . . . . . . . .   17
     (e)  Contribution . . . . . . . . . . . . . . . . . . . . . . . . . .   17
     (f)  Insurance  . . . . . . . . . . . . . . . . . . . . . . . . . . .   17


                                                                           PAGE
                                                                           ----
8.   Rule 144  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   18

9.   Miscellaneous . . . . . . . . . . . . . . . . . . . . . . . . . . . .   18
     (a)  Recapitalizations, Exchanges, etc. . . . . . . . . . . . . . . .   18
     (b)  No Inconsistent Agreements . . . . . . . . . . . . . . . . . . .   18
     (c)  Remedies . . . . . . . . . . . . . . . . . . . . . . . . . . . .   19
     (d)  Amendments and Waivers . . . . . . . . . . . . . . . . . . . . .   19
     (e)  Notices  . . . . . . . . . . . . . . . . . . . . . . . . . . . .   19
     (f)  Successors and Assigns; Third Party Beneficiaries  . . . . . . .   21
     (g)  Counterparts . . . . . . . . . . . . . . . . . . . . . . . . . .   21
     (h)  Headings . . . . . . . . . . . . . . . . . . . . . . . . . . . .   21
     (i)  GOVERNING LAW. . . . . . . . . . . . . . . . . . . . . . . . . .   21
     (j)  Severability . . . . . . . . . . . . . . . . . . . . . . . . . .   21
     (k)  Entire Agreement . . . . . . . . . . . . . . . . . . . . . . . .   22
     (l)  Further Assurances . . . . . . . . . . . . . . . . . . . . . . .   22

                                      ii

                         AMENDED AND RESTATED
                     REGISTRATION RIGHTS AGREEMENT

              AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT, dated December 10, 1998 (this "Agreement"), among Superior National Insurance Group, Inc., a Delaware corporation (the "Company"), Insurance Partners, L.P., a Delaware limited partnership ("IP"), Insurance Partners Offshore (Bermuda), L.P., a Bermuda limited partnership ("IP Bermuda"), and Capital Z Financial Services Fund II, L.P., a Bermuda limited partnership ("Cap Z Fund II" and, together with IP and IP Bermuda, "Insurance Partners").

              WHEREAS, pursuant to the Amended and Restated Stock Purchase Agreement, dated as of September 17, 1996, as amended and restated effective as of February 17, 1997 (the "Stock Purchase Agreement"), by and among the Company, IP, IP Bermuda and such other persons or entities that executed the form of subscription agreement attached thereto as Exhibit A, pursuant to which the Company agreed to, among other things, issue and sell to (a) IP, and IP agreed to purchase from the Company, an aggregate of 1,369,856 shares of Common Stock and (b) IP Bermuda, and IP Bermuda agreed to purchase from the Company, an aggregate of 754,978 shares of Common Stock;

              WHEREAS, pursuant to the Stock Purchase Agreement, dated as of May 5, 1998 (the "New Stock Purchase Agreement"), by and among the Company, IP, IP Bermuda and Capital Z Partners, Ltd., a Bermuda corporation ("Cap Z"), pursuant to which the Company has agreed to, among other things, issue and sell to (a) IP, and IP has agreed to purchase from the Company, up to an aggregate of 3,737,504 shares of Common Stock; (b) IP Bermuda, and IP Bermuda has agreed to purchase from the Company, up to an aggregate of 1,516,227 shares of Common Stock; and (c) Cap Z, and Cap Z has agreed to purchase from the Company, up to an aggregate of 6,686,567 shares of Common Stock;

              WHEREAS, pursuant to the certain letter, dated December 7, 1998, among Cap Z, Cap Z Fund II and the Company, Cap Z assigned all of its rights and obligations under the Stock Purchase Agreement to Cap Z Fund II;

              WHEREAS, in order to induce each of IP and IP Bermuda to purchase shares of Common Stock pursuant to the Stock Purchase Agreement (in the aggregate, the "Original Shares"), the Company granted certain registration rights as set forth in the Registration Rights Agreement, dated April 11, 1997 (the "Original Agreement"), among the Company, IP and IP Bermuda; and

              WHEREAS, in order to induce each of IP, IP Bermuda and Cap Z Fund II (as the assignee of Cap Z) to purchase shares of Common Stock pursuant to the New Stock Purchase Agreement (in the aggregate, the "New Shares" and, together with the Original Shares, the "Shares"), the Company has agreed to grant registration rights with respect to the Registrable Securities (as hereinafter defined) and to modify the Original Agreement, in each case as set forth in this Agreement.

              NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and notwithstanding anything to the contrary contained in the Original Agreement, the Original Agreement is hereby amended and restated in its entirety as follows:

              1. DEFINITIONS. As used in this Agreement the following terms have the meanings indicated:

                   "AFFILIATE" shall mean any Person who is an "affiliate" as defined in Rule 12b-2 of the General Rules and Regulations under the Exchange Act.

                   "APPROVED UNDERWRITER" has the meaning set forth in
Section 3(f).

                   "CAP Z" has the meaning assigned to such term in the recitals to this Agreement.

                   "CAP Z FUND II" has the meaning assigned to such term in the recitals to this Agreement.

                   "CENTRELINE" means CentreLine Reinsured Limited, a Bermuda corporation.

                   "CENTRELINE WARRANT" means the Common Stock Purchase Warrant, dated as of June 30, 1994, issued by the Company to CentreLine pursuant to the Preferred Securities Purchase Agreement, dated as of June 30, 1994, by and between the Company, Superior National Capital Holding Corporation, Superior National Capital, L.P. and Centre Reinsurance Services (Bermuda) III Limited.

                   "COMMISSION" means the Securities and Exchange
Commission or any similar agency then having jurisdiction to enforce the Securities Act.

                   "COMMON STOCK" means the Common Stock, par value $.01 per share, of the Company or any other equity securities of the Company into which such securities are converted, reclassified, reconstituted or exchanged.

                   "COMPANY" has the meaning assigned to such term in the recital to this Agreement.

                   "COMPANY INDEMNIFIED PARTY" has the meaning set forth in
Section 7(b).

                   "DEMAND REGISTRATION" has the meaning set forth in
Section 3(a).

                   "DESIGNATED HOLDER" means each of the Insurance Partners Stockholders and any transferee thereof to whom Registrable Securities have been transferred in accordance with Section 9(f).

                   "DESIGNATED INDEMNIFIED PARTY" has the meaning set forth in Section 7(a).

                   "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

                   "IIA" means International Insurance Advisors, Inc., a Delaware corporation.

                   "III" means International Insurance Investors, L.P., a Bermuda limited partnership.

                   "INCIDENTAL REGISTRATION" has the meaning set forth in
Section 4(a).

                   "INDEMNIFIED PARTY" has the meaning set forth in Section
7(c).

                   "INITIATING HOLDER" has the meaning set forth in Section
3(a).

                   "INSURANCE PARTNERS" has the meaning assigned to such term in the recitals to this Agreement.

                   "INSURANCE PARTNERS STOCKHOLDERS" means each of IP, IP Bermuda, Cap Z Fund II, ZCI, any Affiliate thereof to whom or which Registrable Securities are transferred.

                   "IP" has the meaning assigned to such term in the recitals to this Agreement.

                   "IP BERMUDA" has the meaning assigned to such term in the recitals to this Agreement.

                   "NEW SHARES" has the meaning assigned to such term in the recitals to this Agreement.

                   "NEW STOCK PURCHASE AGREEMENT" has the meaning assigned to such term in the recitals to this Agreement.

                   "1992 COMMON STOCK PURCHASE WARRANTS" means each of the Common Stock Purchase Warrants, dated as of March 31, 1992, issued by the Company pursuant to the Note Purchase Agreement, dated as of March 31, 1992, among the Company and the purchasers listed on Schedule I thereto.

                   "1998 COMMON STOCK PURCHASE WARRANTS" means each of the Common Stock Purchase Warrants, dated as of December 10, 1998, issued by the Company pursuant to the New Stock Purchase Agreement.

                   "ORIGINAL AGREEMENT" has the meaning assigned to such term in the recitals to this Agreement.

                   "ORIGINAL SHARES" has the meaning assigned to such term in the recitals to this Agreement.

                   "OTHER RIGHTHOLDERS" has the meaning set forth in
Section 3(a).

                   "PERSON" means any individual, firm, corporation, partnership, limited liability company, trust, incorporated or unincorporated association, joint venture, joint stock company, limited liability company, government (or an agency or political subdivision thereof) or other entity of any kind, and shall include any successor (by merger or otherwise) of such entity.

                   "REGISTRABLE SECURITIES" means each of the following:
(a) any and all Shares owned by the Designated Holders and (b) any shares of Common Stock issued or issuable to any of the Designated Holders (i) upon conversion, exercise or exchange of the 1998 Common Stock Purchase Warrants or (ii) with respect to the Shares by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise and shares of Common Stock issuable upon conversion, exercise or exchange thereof.

                   "REGISTRATION EXPENSES" means all expenses arising from or incident to the Company's performance of, or compliance with, this Agreement, including, without limitation, all registration, filing and listing fees; all fees and expenses of complying with securities or "blue sky" laws (including reasonable fees and disbursements of counsel in connection with "blue sky" qualifications of Registrable Securities); all printing, messenger and delivery expenses; the fees and disbursements of counsel for the Company and its independent public accountants; the fees and disbursements of one firm of counsel (other than in-house counsel) retained by the holders of Registrable Securities being registered; the expenses of any special audits required by or incident to such performance and compliance; and any liability insurance or other premiums for insurance obtained in connection with any registration pursuant to the terms of this Agreement; PROVIDED, HOWEVER, that Registration Expenses shall not include underwriting discounts and commissions and transfer taxes, if any; and PROVIDED FURTHER, that in any case where Registration Expenses are borne by the holders pursuant to Section 3(d), Registration Expenses shall not include general overhead expenses of the Company or other expenses for the preparation of financial statements or other data normally prepared by the Company in the ordinary course of its business.

                   "REGISTRATION STATEMENT" means a registration statement filed pursuant to the Securities Act.

                   "SECURITIES ACT" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

                   "SHARES" has the meaning assigned to such term in the recitals to this Agreement.

                   "STOCK PURCHASE AGREEMENT" has the meaning assigned to such term in the recitals to this Agreement.

                   "SUBSIDIARY" has the meaning set forth in Section 6(c).

                   "ZCI" means Zurich Centre Investments Ltd.

              2.   GENERAL; SECURITIES SUBJECT TO THIS AGREEMENT.

                   (a) GRANT OF RIGHTS. The Company hereby grants registration rights to the Insurance Partners Stockholders upon the terms and conditions set forth in this Agreement.

                   (b) REGISTRABLE SECURITIES. For the purposes of this Agreement, Registrable Securities will cease to be Registrable Securities when (i) a Registration Statement covering such Registrable Securities has been declared effective under the Securities Act by the Commission and such Registrable Securities have been disposed of pursuant to such effective Registration Statement, (ii) the entire amount of Registrable Securities proposed to be sold in a single sale by a Designated Holder, in the opinion of counsel satisfactory to the Company and the Designated Holder, each in their reasonable judgment, may be distributed to the public without any limitation as to volume pursuant to Rule 144 (or any successor provision then in effect) under the Securities Act and the Designated Holder is not then an Affiliate of the Company, or

(iii) the Registrable Securities are proposed to be sold or distributed by a Person not entitled to the registration rights granted by this Agreement.

                   (c) HOLDERS OF REGISTRABLE SECURITIES. A Person is deemed to be a holder of Registrable Securities whenever such Person owns of record Registrable Securities, or holds an option to purchase, or a security convertible into or exercisable or exchangeable for, Registrable Securities whether or not such acquisition or conversion has actually been effected and disregarding any legal restrictions upon the exercise of such rights. If the Company receives conflicting instructions, notices or elections from two or more Persons with respect to the same Registrable Securities, the Company may act upon the basis of the instructions, notice or election received from the registered owner of such Registrable Securities. Registrable Securities issuable upon exercise of an option or upon conversion of another security shall be deemed outstanding for the purposes of this Agreement.

              3.   DEMAND REGISTRATION.

                   (a) REQUEST FOR DEMAND REGISTRATION. At any time any of the Insurance Partners Stockholders (the "Initiating Holders") shall be entitled to request in writing that the Company use its best efforts to effect the registration under the Securities Act, and under the securities or "blue sky" laws of any jurisdiction designated by such Initiating Holders, of all or part of such Initiating Holders' Registrable Securities in accordance with this Section 3 (a "Demand Registration"). Any such request for a Demand Registration shall specify the amount of Registrable Securities proposed to be sold and the intended method of disposition thereof. Upon receiving a request for a Demand Registration, the Company will promptly, but in no event more than 10 days after the receipt from the Initiating Holders of a request for a Demand Registration, give written notice of such Demand Registration to
(i) all of the Insurance Partners Stockholders (other than the Initiating Holders), (ii) all holders of (x) the 1992 Common Stock Purchase Warrants,
(y) the CentreLine Warrant and (z) the 1998 Common Stock Purchase Warrants, and (iii) in the event that any Insurance Partners Stockholder distributed Registrable Securities to its partners or members, all such partners and members (the Persons in clauses (i), (ii) and (iii) being referred to collectively as the "Other Rightholders"), and thereupon will, as provided in
Section 6, use its best efforts to effect the registration under the Securities Act of (i) the Registrable Securities which the Company has been so requested by the Initiating Holders to register and (ii) all other shares of Common Stock which the Company has been requested in writing to register by such Insurance Partners Stockholders and Other Rightholders (which requests shall specify the number of shares of Common Stock proposed to be sold and the intended method of disposition thereof and shall be given to the Company within 30 days after the giving of such written notice of the Demand Registration by the Company).

                   (b)     LIMITATION ON DEMAND REGISTRATIONS.
Notwithstanding anything to the contrary set forth in Section 3(a), the Company shall not be obligated to file a Registration Statement with respect to a Demand Registration upon a request by the Initiating Holders under Section 3(a) if (i) the Company has any other Registration Statement on file but not yet declared effective, (ii) the Company has filed any other Registration Statement that has an effective date within a period of 180 days prior to the filing of the Registration Statement with respect to the Demand Registration, or (iii) Registrable Securities having an anticipated aggregate net offering price of less than $7,500,000 are to be registered in such Demand Registration.

                   (c) EFFECTIVE DEMAND REGISTRATION. A registration shall not constitute a Demand Registration until it has become effective and remains continuously effective for the lesser of (i) the period during which all Registrable Securities registered in the Demand Registration are sold and
(ii) 180 days; PROVIDED, HOWEVER, that a registration shall not constitute a Demand Registration if (x) after such Demand Registration has become effective, such registration or the related offer, sale or distribution of Registrable Securities thereunder is interfered with by any stop order, injunction or other order or requirement of the Commission or other governmental agency or court for any reason not attributable to the Initiating Holders and such interference is not thereafter eliminated or (y) the conditions to closing specified in the underwriting agreement, if any, entered into in connection with such Demand Registration are not satisfied or waived, other than by reason of a failure by the Initiating Holders.

                   (d) EXPENSES. The Company will pay all Registration Expenses in connection with (i) two Demand Registrations of which IP or IP Bermuda were Initiating Holders and (ii) two Demand Registrations of which Cap Z Fund II was an Initiating Holder, under this Section 3 that either become effective under the Securities Act or are withdrawn prior to the effective date thereof; PROVIDED HOWEVER, that any withdrawal prior to the effective date of a Demand Registration as the result of the actions of any Person or Persons other than the Initiating Holders, or based upon material adverse information relating to the Company that is different from the information known by or available (upon request from the Company or otherwise) to the Initiating Holders at the time of their request for a Demand Registration under this Section 3, shall not diminish the number of registrations in connection with which the Company agrees to pay Registration Expenses; and PROVIDED FURTHER, that if such withdrawal is the result of the actions of the Initiating Holders, then such Initiating Holders may in their sole and unlimited discretion elect to bear the Registration Expenses of such Demand Registration, in which case such registration shall not be counted as a Demand Registration pursuant to this Section 3. In the event that the Initiating Holders elect to bear the Registration Expenses (and underwriting discounts and commissions and transfer taxes, if any) in connection with any Demand Registration requested under this Section 3, such Registration Expenses shall be apportioned among the holders whose shares of Common Stock are then being registered, on the basis of the respective amounts (by number of shares) of Common Stock then being registered by them or on their behalf.

                   (e) UNDERWRITING PROCEDURES. If the Initiating Holders so elect, the offering of Registrable Securities pursuant to a Demand Registration shall be in the form of a firm commitment underwritten offering and the managing underwriter or underwriters selected for such offering shall be the Approved Underwriter (as hereinafter defined) selected in accordance with Section 3(f). In connection with any Demand Registration under this
Section 3 involving an underwriting, none of the Registrable Securities held by any of the Insurance Partners Stockholders (other than the Initiating Holders) or shares of Common Stock held by any Other Rightholders making a request for inclusion thereof pursuant to Section 3(a) shall be included in such underwriting unless such Insurance Partners Stockholders or Other Rightholders, as the case may be, accept the terms of the underwriting as agreed upon by the Company, the Initiating Holders and the Approved Underwriter, and then only in such quantity as will not, in the opinion of the Approved Underwriter, jeopardize the success of such offering. If the Approved Underwriter advises the Company in writing that in its opinion the aggregate amount of Common Stock requested to be included in such offering is sufficiently large to have a material adverse effect on the success of such offering, then the Company shall include in such registration only the aggregate amount of Common Stock that in the opinion of the Approved Underwriter may be sold without any such material adverse effect and shall reduce, as to the Initiating Holders, the Insurance Partners Stockholders (other than the Initiating Holders) and the Other Rightholders as a group, the amount of Common Stock to be included in such registration, pro rata within such group based on the number of Registrable Securities and other shares of Common Stock included in the request for registration pursuant to
Section 3(a).

                   (f) SELECTION OF UNDERWRITERS. If any Demand Registration of Registrable Securities is in the form of an underwritten offering, the Initiating Holders holding a majority of the Registrable Securities held by all such Initiating Holders shall select and obtain an investment banking firm of national reputation to act as the managing underwriter of the offering (the "Approved Underwriter"); PROVIDED, HOWEVER, that the Approved Underwriter shall, in any case, be acceptable to the Company in its reasonable judgment.

              4.   INCIDENTAL OR "PIGGY-BACK" REGISTRATION.

                   (a) REQUEST FOR INCIDENTAL REGISTRATION. If the Company, at any time or from time to time, proposes to register any of its shares of Common Stock for its own account under the Securities Act (other than a registration of shares of Common Stock solely in connection with any plan for the acquisition of shares of Common Stock by employees of the Company or any dividend reinvestment plan, and other than a registration of shares of Common Stock, the Registration Statement pertaining to which does not permit secondary sales or include substantially the same information as would be required to be included in a Registration Statement covering the sale of Registrable Securities), then it will at each such time give written notice (given at least 30 days prior to the proposed filing date) describing the proposed registration and distribution to each of the Designated Holders of its intention to do so and, upon the written request of each of the Designated Holders, made within 30 days after the receipt of any such notice (which request shall specify the amount of Registrable Securities proposed to be sold by such Designated Holder and the intended method of disposition thereof), the Company will, as provided in Section 6, use its best efforts to effect the registration under the Securities Act of all of the Registrable Securities that the Company has been so requested to register by the Designated Holders, to the extent required to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Securities to be registered (each, an "Incidental Registration"); PROVIDED, HOWEVER, that if, at any time after giving written notice of its intention to register any of its shares of Common Stock and prior to the effective date of the Registration Statement filed in connection with such Incidental Registration, the Company shall determine for any reason not to register such shares of Common Stock, the Company may, at its election, give written notice of such determination to each of the Designated Holders and, thereupon, shall be relieved from its obligation to register any Registrable Securities in connection with such Incidental Registration (but not from its obligation to pay the Registration Expenses in connection therewith), without prejudice, however, to the rights of any Insurance Partners Stockholder to request that such registration be effected as a Demand Registration under
Section 3. In connection with any Incidental Registration under this Section 4(a) involving an underwriter, or a distribution with the assistance of a selling agent, the right of any Designated Holder to participate in such Incidental Registration shall be conditioned upon such Designated Holder's participation in such underwriting or distribution.

                   (b) REDUCTION IN REGISTRABLE SECURITIES TO BE REGISTERED. Notwithstanding anything to the contrary set forth in Section 4(a), if a proposed Incidental Registration is for a registered public offering involving an underwriting and the representative of the underwriters advises the Company in writing that the registration of all or part of the shares of Common Stock to be underwritten in such Incidental Registration would materially adversely effect such offering, then the Company shall so advise the Designated Holders and any other holders of shares of Common Stock requesting registration in such Incidental Registration, and the number of shares of Common Stock that are entitled to be included in the Incidental Registration shall be allocated (i) first, to the Company for shares of Common Stock being sold for its own account, (ii) second, among the Designated Holders and any other holders of shares of Common Stock entitled to "incidental" registration rights and requesting inclusion of shares of Common Stock in such Incidental Registration, pro rata on the basis of the number of shares of Common Stock requested to be included in such Incidental Registration, and (iii) third, any other shares of Common Stock requested to be included in such Incidental Registration; PROVIDED, HOWEVER, that if any Insurance Partners Stockholder or Other Rightholder does not request inclusion of the maximum number of shares of Common Stock allocated to it pursuant to the foregoing procedure, then the remaining portion of its allocation shall be reallocated among those Insurance Partners Stockholders and Other Rightholders whose allocations were not satisfied on the basis of the number of shares of Common Stock requested to be included in such Incidental Registration, and this procedure shall be repeated until all of the shares of Common Stock that may be included in the registration on behalf of the Insurance Partners Stockholders and the Other Rightholders have been so allocated. The Company shall not limit the number of shares of Common Stock to be included in an Incidental Registration pursuant to this Agreement in order to include shares held by stockholders with no registration rights or to include any shares of stock issued to employees, officers, directors or consultants pursuant to any stock option plan, or in order to include in such registration securities registered for the Company's own account.

              If any shares of Common Stock are withdrawn from the Incidental Registration or if the number of shares of Common Stock to be included in such Incidental Registration was previously reduced as a result of marketing factors, then the Company shall then offer to all Persons who have retained the right to include Common Stock in the Incidental Registration the right to include additional shares of Common Stock in the registration in an aggregate amount equal to the number of shares of Common Stock so withdrawn, with such shares of Common Stock to be allocated among the Persons requesting additional inclusion pro rata in accordance with the terms of this Section 4(b).

                   (c)     EXPENSES.  The Company shall pay all
Registration Expenses in connection with any Incidental Registration pursuant to this Section 4, whether or not such Incidental Registration becomes effective. No Incidental Registration under this Section 4 shall relieve the Company of its obligations to effect a Demand Registration upon request under
Section 3(a).

              5.   HOLDBACK AGREEMENTS.

                   (a) RESTRICTIONS ON PUBLIC SALE BY DESIGNATED HOLDERS. Each of the Designated Holders agrees not to effect any public sale or distribution of any Registrable Securities being registered or of any securities convertible into or exchangeable or exercisable for such Registrable Securities, including a sale pursuant to Rule 144 under the Securities Act, during the 90 day period beginning on the effective date of such Registration Statement (except as part of such registration), (i) in the case of a non-underwritten public offering, if and to the extent requested by the Company or (ii) in the case of an underwritten public offering, if and to the extent requested by the Approved Underwriter (in the event of a Demand Registration pursuant to Section 3) or the Company's underwriters (in the event of an Incidental Registration pursuant to Section 4(a)), as the case may be.

                   (b) RESTRICTIONS ON PUBLIC SALE BY THE COMPANY. The Company agrees not to effect any public sale or distribution of any of its securities, or any securities convertible into or exchangeable or exercisable for such securities (except pursuant to registrations on Form S-4 or Form S-8 or any successor thereto), during the period beginning on the effective date of any Registration Statement in which the Designated Holders of Registrable Securities are participating and ending on the earlier of (i) the date on which all Registrable Securities registered on such Registration Statement are sold and (ii) 180 days after the effective date of such Registration Statement.

              6.   REGISTRATION PROCEDURES.

                   (a) OBLIGATIONS OF THE COMPANY. If and whenever the Company is requested to effect the registration of any Registrable Securities under the Securities Act as provided in Sections 3 and 4, then the Company will promptly use its best efforts to:

                           (i) prepare and (in any event within 90 days after the end of the period within which requests for registration may be given to the Company) file with the Commission a Registration Statement with respect to such Registrable Securities and use its best efforts to cause such Registration Statement to become effective;

                           (ii) prepare and file with the Commission such amendments and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such Registration Statement until such time as all of such securities have been disposed of in accordance with the intended methods of disposition thereof by the seller or sellers thereof set forth in such Registration Statement, but in no event for a period of more than six months (or, with respect to any Registration Statement covering Registrable Securities the distribution of which has been deferred pursuant to Section 4(c), nine months) after such Registration Statement becomes effective;

                           (iii) as soon as reasonably possible, furnish to each seller of Registrable Securities, prior to filing a Registration Statement, such number of conformed copies of such Registration Statement and of each such amendment and supplement thereto (in each case including all exhibits, except that the Company shall not be obligated to furnish any seller of Registrable Securities with more than two copies of such exhibits), such number of copies of the prospectus contained in such Registration Statement (including each preliminary prospectus and any summary prospectus), in conformity with the requirements of the Securities Act, and such other documents, as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

                           (iv)   register or qualify such Registrable
      Securities covered by such Registration Statement under such other securities or "blue sky" laws of such jurisdictions as each seller of Registrable Securities shall request, and do any and all other acts and things which may be necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it is not so qualified, or to subject itself to taxation in any such jurisdiction, or to consent to general service of process in any such jurisdiction;

                           (v) cause the Registrable Securities covered by such Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company to enable the seller or sellers of Registrable Securities to consummate the disposition of such Registrable Securities;

                           (vi)   notify each seller of any Registrable
      Securities covered by such Registration Statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make statements therein not misleading in the light of the circumstances then existing, and prepare and furnish to such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

                           (vii)  advise each seller of Registrable
      Securities as to the time when such Registration Statement becomes effective and as to the threat of or the issuance by the Commission of any stop order suspending the effectiveness of such Registration Statement or the institution of any proceedings for that purpose, and use its best efforts to prevent the issuance of any such stop order and to obtain as soon as possible the removal thereof, if issued;

                           (viii) comply with all applicable rules and regulations of the Commission, and make available to each seller of Registrable Securities, as soon as reasonably practicable, an earnings statement covering the period of at least 12 months, but not more than 18 months, beginning with the first month after the effective date of the Registration Statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

                           (ix) list all the Registrable Securities on any securities exchange (or The Nasdaq Stock Market, Inc. or the over-the-counter market) on which similar securities are then listed, if such securities are not already so listed and such listing is then permitted under the rules of such exchange;

                           (x) cooperate with each seller of Registrable Securities and each underwriter participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the National Association of Securities Dealers, Inc.; and

                           (xi)   furnish to each seller a signed
      counterpart, addressed to the sellers, of (x) an opinion of counsel representing the Company for purposes of such registration, dated the effective date of such Registration Statement, and (y) a "comfort letter" signed by the independent public accountants of the Company who have certified the Company's financial statements included in such Registration Statement, in each case, covering substantially the same matters with respect to such Registration Statement (and the prospectus included therein) and, in the case of such accountants' letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to the underwriters in underwritten public offerings of securities; PROVIDED, HOWEVER, that the Company shall not be obligated to furnish such accountants' letter except in connection with an underwritten offering.

                   (b) SELLER INFORMATION. The Company may require each seller of Registrable Securities as to which any registration is being effected to furnish to the Company such information regarding the distribution of such securities as the Company may from time to time reasonably request in writing and as shall be required by law in connection therewith.

                   (c) PREPARATION; REASONABLE INVESTIGATION. In connection with the preparation and filing of each Registration Statement registering Registrable Securities under the Securities Act, the Company will give the holders of such Registrable Securities so registered and their underwriters, if any, and their respective counsel and financial advisors, the opportunity to participate in the preparation of such Registration Statement, each prospectus included therein or filed with the Commission, and each amendment thereof or supplement thereto, and will give each of them such access to its books and records (including the books and records of its Subsidiaries (as hereinafter defined)) and such opportunities to discuss the business of the Company with its officers and the independent public accountants who have certified its financial statements as shall be necessary, in the opinion of such holders' and such underwriters' respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act; PROVIDED, HOWEVER, that the Company shall not be obligated to give such opportunities and access to any holder of Registrable Securities holding less than 150,000 Registrable Securities other than the Initiating Holders, as a group, requesting a Demand Registration pursuant to Section 3(a). A "Subsidiary" means, with respect to the Company, a corporation or other entity of which 50% or more of the voting power of the outstanding voting securities or 50% or more of the outstanding equity interests is held, directly or indirectly, by the Company.

                   (d) NOTICE TO DISCONTINUE. Each Designated Holder of Registrable Securities agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in
      Section 6(a)(vi), such Designated Holder shall forthwith discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until such Designated Holder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 6(a)(vi) and, if so directed by the Company, such Designated Holder shall deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such Designated Holder's possession, of the prospectus covering such Registrable Securities that is current at the time of receipt of such notice. If the Company shall give any such notice, the Company shall extend the period during which such Registration Statement shall be maintained effective pursuant to this Agreement (including, without limitation, the period referred to in Section 6(a)(ii)) by the number of days during the period from and including the date of the giving of such notice pursuant to Section 6(a)(vi) to and including the date when the Designated Holder shall have received the copies of the supplemented or amended prospectus contemplated by and meeting the requirements of Section 6(a)(vi).

              7.   INDEMNIFICATION; CONTRIBUTION.

                   (a) INDEMNIFICATION BY THE COMPANY. In the event of any registration of any Registrable Securities pursuant to the terms of
Section 3 or Section 4, (i) the Company will indemnify and hold harmless, to the fullest extent permitted by law, each of the Designated Holders and their respective directors, officers, partners, members, trustees, employees, legal counsel, accountants, financial advisors and agents, and each other Person, if any, who controls (within the meaning of the Securities Act and the Exchange Act) such Designated Holder or any such directors, officers, partners, trustees, employees, legal counsel, accountants, financial advisors and agents (each of the foregoing, a "designated indemnified party") against any and all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation), joint or several, to which such designated indemnified party may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions or proceedings in respect thereof) arise out of or are based upon
(x) any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such Registrable Securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, any notification or offering circular, or any amendment or supplement thereto or
(y) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; and (ii) the Company will reimburse such designated indemnified party for any legal or any other expenses reasonably incurred by it in connection with investigating or defending any such loss, claim, liability or action; PROVIDED, HOWEVER, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability (or actions or proceedings in respect thereof) arises out of or is based upon (x) any untrue statement or alleged untrue statement of any material fact made in such Registration Statement, any such preliminary prospectus, final prospectus, summary prospectus, notification or offering circular, or any amendment or supplement thereto or (y) any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, in reliance upon and in conformity with written information concerning such Designated Holder and furnished to the Company through an instrument duly executed by such Designated Holder specifically stating that it is for use in the preparation thereof. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such designated indemnified party and shall survive the transfer of such securities by any Designated Holder.

                   (b) INDEMNIFICATION BY DESIGNATED HOLDERS. The Company may require, as a condition to including any Registrable Securities in any Registration Statement filed pursuant to Section 3 or Section 4, that the Company shall have received an undertaking from each Designated Holder selling such Registrable Securities to indemnify and hold harmless the Company, its directors, officers, legal counsel, accountants and financial advisors and each other Person, if any, who controls (within the meaning of the Securities Act and the Exchange Act) the Company or any such directors, officers, legal counsel, accountants and financial advisors (each of the foregoing, a "Company indemnified party") against any losses, claims, damages, liabilities or expenses, joint or several, to which such Company indemnified party may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions or proceedings in respect thereof) arise out of or are based upon any statement of a material fact or omission to state a material fact in such Registration Statement, any preliminary prospectus or final prospectus contained therein, any notification or offering circular, or any amendment or supplement thereto, if such statement or omission was made in reliance upon and in conformity with written information concerning such Designated Holder and furnished to the Company through an instrument duly executed by such Designated Holder specifically stating that it is for use in the preparation of such Registration Statement, preliminary prospectus, final prospectus, summary prospectus, notification or offering circular, or amendment or supplement thereto. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Company indemnified party and shall survive the transfer of such securities by any Designated Holder.

                   (c) CONDUCT OF INDEMNIFICATION PROCEEDINGS. Promptly after receipt by any designated indemnified party or Company indemnified party (each, an "indemnified party") of notice of the commencement of any action, suit, proceeding or investigation or threatened thereof in writing for which the indemnified party intends to claim indemnification or contribution pursuant to this Agreement, such indemnified party will give written notice thereof to the indemnifying party; PROVIDED, HOWEVER, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under this Agreement, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. If notice of commencement of any such action is brought against an indemnified party, the indemnifying party may (and, upon request by the indemnified party, will), at its expense, participate in and assume the defense thereof, with counsel reasonably satisfactory to such indemnified party; PROVIDED, HOWEVER, that in the event of any failure by the indemnifying party diligently to assume and conduct such defense, the indemnifying party will pay all costs and expenses (including legal fees and expenses) incurred by such indemnified party in connection with such claim or litigation. The indemnified party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be paid by the indemnified party unless (i) the indemnifying party agrees to pay the same, (ii) the indemnifying party fails to assume the defense of such action with counsel satisfactory to the indemnified party in its reasonable judgment or (iii) the named parties to any such action (including any impleaded parties) have been advised by such counsel in writing that either (x) representation of such indemnified party and the indemnifying party by the same counsel would be inappropriate under applicable standards of professional conduct or (y) there may be one or more legal defenses available to the indemnified party which are different from or additional to those available to the indemnifying party. In either of such cases, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party. No indemnifying party, in the defense of any such claim or litigation, shall, except with the written consent of each indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation.

                   (d) OTHER INDEMNIFICATION. Indemnification similar to that specified in this Section 7 (with appropriate modifications) shall be given by the Company and each seller of Registrable Securities with respect to any registration or other qualification of such Registrable Securities under any federal or state law or regulation of governmental authority other than the Securities Act.

                   (e) CONTRIBUTION. If the indemnification provided for in this Section 7 from the indemnifying party is unavailable to an indemnified party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified party in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative faults of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Sections 7(a), 7(b) and 7(c), any legal or other fees, charges or expenses reasonably incurred by such party in connection with any investigation or proceeding.

              The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 7(e) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person.

                   (f)  INSURANCE.  In connection with any Demand
Registration or Incidental Registration, the Company will provide at its expense a binder or binders of insurance in form satisfactory to the Designated Holders participating in such registration, and, as soon as practicable thereafter, a policy or policies of insurance, insuring each such Designated Holder, and each Person, if any, who controls such

Designated Holder within the meaning of the Securities Act and the Exchange Act, for the aggregate amount of the public offering price received for the Registrable Securities disposed of by such Designated Holder (subject to such deductible as is customarily contained in underwriting insurance policies at such time) against all losses, claims, damages, liabilities and expenses which arise out of or are based upon any untrue statement, alleged untrue statement, omission or alleged omission of the character described in this
Section 7 in connection with such registration and disposition and which are customarily covered under underwriting insurance policies; PROVIDED, HOWEVER, that the Company shall not be obligated to provide such insurance if it determines in good faith that such insurance is not available on commercially reasonable terms at the time of such registration, and the holders of a majority of the Registrable Securities to be registered reasonably agree.

              8. RULE 144. The Company covenants that it shall file (a) any reports required to be filed by it under the Exchange Act and (b) take such further action as each Designated Holder of Registrable Securities may reasonably request (including providing any information necessary to comply with Rule 144 under the Securities Act), all to the extent required from time to time to enable such Designated Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (i) Rule 144 under the Securities Act, as such rule may be amended from time to time, or (ii) any similar rules or regulations hereafter adopted by the Commission. The Company shall, upon the request of any Designated Holder of Registrable Securities, deliver to such Designated Holder a written statement as to whether it has complied with such requirements.

              9.   MISCELLANEOUS.

                   (a) RECAPITALIZATIONS, EXCHANGES, ETC. The provisions of this Agreement shall apply, to the full extent set forth herein, with respect to (i) the shares of Common Stock and (ii) any and all equity securities of the Company or any successor or assign of the Company (whether by merger, consolidation, sale of assets or otherwise), which may be issued in respect of, in conversion of, in exchange for or in substitution of, the shares of Common Stock, and shall be appropriately adjusted for any stock dividends, splits, reverse splits, combinations, recapitalizations and the like occurring after the date hereof. The Company shall cause any successor or assign (whether by merger, consolidation, sale of assets or otherwise) to enter into a new registration rights agreement with the Designated Holders on terms substantially similar to this Agreement as a condition of any such transaction.

                   (b) NO INCONSISTENT AGREEMENTS. The Company shall not enter into any agreement with respect to its securities that is inconsistent with the registration rights granted in this Agreement or grant any additional registration rights to any Person or with respect to any securities that are not Registrable Securities that are prior in right to or inconsistent with the rights granted in this Agreement. If at any time after the date hereof, any Person other than an Other Rightholder shall advise or give notice to the Company of such Person's exercise of registration rights granted by the Company to such Person prior to the date hereof, the Company shall use its best efforts to cause such Person to acknowledge the registration rights granted pursuant to this Agreement and agree that such Person's registration rights shall not be prior in right to the rights granted in this Agreement.

                   (c) REMEDIES. The Designated Holders, in addition to being entitled to exercise all rights granted by law, including recovery of damages, shall be entitled to specific performance of their rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive in any action for specific performance the defense that a remedy at law would be adequate.

                   (d) AMENDMENTS AND WAIVERS. Except as otherwise provided herein, the provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless consented to in writing by (i) the Company and
(ii) the Insurance Partners Stockholders holding Registrable Securities representing (after giving effect to any adjustments) at least 60% of the aggregate number of Registrable Securities owned by all of the Insurance Partners Stockholders. Any such written consent shall be binding upon the Company, all of the Designated Holders and all other Persons party hereto.

                   (e) NOTICES. All notices, demands and other communications provided for or permitted hereunder shall be made in writing and shall be made by registered or certified first-class mail, return receipt requested, telecopier, courier service, overnight mail or personal delivery:

                        (i)   if to the Company:

                              Superior National Insurance Group, Inc.
                              26601 Agoura Road
                              Calabasas, California  91302
                              Telecopy:  (818) 880-8615
                              Attention:  Chief Financial Officer
                              with a copy to:

                              Riordan & McKinzie
                              5743 Corsa Avenue, Suite 116
                              Westlake Village, California  91362
                              Telecopy:  (818) 706-2956
                              Attention:  Dana M. Warren, Esq.

                        (ii)  if to IP or IP Bermuda

                              c/o Insurance Partners Advisors, L.P.
                              One Chase Manhattan Plaza
                              44th Floor
                              New York, New York  10005
                              Telecopy:  (212) 898-8720
                              Attention: Steven B. Gruber

                              with a copy to:

                              Paul, Weiss, Rifkind, Wharton & Garrison
                              1285 Avenue of the Americas
                              New York, New York 10019-6064
                              Telecopy:  (212) 757-3990
                              Attention:  Marilyn Sobel, Esq.

                        (iii) If to Cap Z Fund II:

                              c/o Capital Z Partners, Ltd.
                              One Chase Manhattan Plaza
                              44th Floor
                              New York, New York 10005
                              Fax:  (212) 898-8720
                              Attention:  Bradley E. Cooper

                              with a copy to:

                              Paul, Weiss, Rifkind, Wharton & Garrison
                              1285 Avenue of the Americas
                              New York, New York 10019-6064
                              Telecopy:  (212) 757-3990
                              Attention:  Marilyn Sobel, Esq.

                        (iv) if to any other Designated Holder or any other Person party hereto, at its address as it appears on the record books of the Company.

              All such notices and communications shall be deemed to have been duly given when delivered by hand, if personally delivered; when delivered by courier or overnight mail, if delivered by commercial courier service or overnight mail; five (5) Business Days after being deposited in the mail, postage prepaid, if mailed; and when receipt is mechanically acknowledged, if telecopied.

                   (f) SUCCESSORS AND ASSIGNS; THIRD PARTY BENEFICIARIES. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto. The Demand Registration rights of the Insurance Partners Stockholders contained in
Section 3 and the other rights of each of the Insurance Partners Stockholders with respect thereto and the incidental or "piggy-back" registration rights of the Designated Holders contained in Section 4 and the other rights of each of the Designated Holders with respect thereto shall be, with respect to any Registrable Security, automatically transferred to any Person who is the transferee of such Registrable Security, provided that such transfer was made in compliance with applicable securities laws and such transferee is made a party to this Agreement and, after such transfer, is the holder of not less than 150,000 Registrable Securities. All of the obligations of the Company hereunder shall survive any such transfer. Subject to Section 7, no Person other than the parties hereto and their successors and permitted assigns is intended to be a beneficiary of any of the rights granted hereunder.

                   (g) COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                   (h) HEADINGS. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                   (i) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW THEREOF.

                   (j) SEVERABILITY. If any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired, it being intended that all of the rights and privileges of the Designated Holders shall be enforceable to the fullest extent permitted by law.

                   (k) ENTIRE AGREEMENT. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings in respect of the subject matter contained herein, other than those set forth or referred to herein, in the Stock Purchase Agreement and in the New Stock Purchase Agreement. This Agreement supersedes the Original Agreement and all other prior agreements and understandings between the parties with respect to such subject matter.

                   (l) FURTHER ASSURANCES. Each of the parties shall execute such documents and perform such further acts as may be reasonably required or desirable to carry out or to perform the provisions of this Agreement.

         IN WITNESS WHEREOF, the undersigned have executed, or have caused to be executed, this Agreement on the date first written above.

                                            SUPERIOR NATIONAL INSURANCE
                                              GROUP, INC.


                                            By:  /s/ Robert E. Nagle
                                                 --------------------------
                                                 Name:     Robert E. Nagle
                                                 Title:    Secretary

                                  INSURANCE PARTNERS, L.P.

                                  By:  Insurance GenPar, L.P., its General
                                          Partner


                                  By:  Insurance GenPar MGP, L.P., its General
                                          Partner


                                  By:  Insurance GenPar MGP, Inc., its General
                                          Partner


                                       By:  /s/ Daniel L. Doctoroff
                                            ------------------------------
                                            Name:     Daniel L. Doctoroff
                                            Title:    Vice President

                                  INSURANCE PARTNERS OFFSHORE (BERMUDA), L.P.

                                  By:  Insurance GenPar (Bermuda), L.P., its
                                          General Partner


                                  By:  Insurance GenPar (Bermuda) MGP, L.P.,
                                          its General Partner


                                  By:  Insurance GenPar (Bermuda) MGP, Ltd.,
                                          its General Partner


                                       By:  /s/ Daniel L. Doctoroff
                                            ------------------------------
                                            Name:     Daniel L. Doctoroff
                                            Title:    Vice President

                                  CAPITAL Z FINANCIAL SERVICES
                                    FUND II, L.P., a Bermuda limited
                                    partnership

                                       By:  Capital Z Partners, L.P., its
                                               General Partner


                                       By:  Capital Z Partners, Ltd., its
                                               General Partner


                                       By:  /s/ Bradley E. Cooper
                                            ------------------------------
                                            Name:     Bradley E. Cooper
                                            Title:    Senior Vice President